UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 28, 2013

 CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)
101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)
856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2013, Checkpoint Systems, Inc., a Pennsylvania corporation (the “Company”) completed the previously announced sale of all continuing business operations and assets associated with its U.S. and Canadian CheckView® business to an affiliate of Platinum Equity, a California-based private equity firm.

A detailed summary of the related Asset Purchase Agreement, dated as of March 19, 2013, by and among the Company, Checkpoint Systems Canada, ULC, an Alberta corporation, Checkview Intermediate Holding II Corporation, a Delaware corporation, and Checkview ULC, a Nova Scotia company (“Asset Purchase Agreement”), is included in Item 1.01 of the registrant’s Current Report on Form 8-K filed March 25, 2013.  Such summary does not purport to describe all the terms of the Asset Purchase Agreement and is qualified by reference to the complete text of the Asset Purchase Agreement, which is being filed as  Exhibit 2.01 to this Current Report on Form 8-K.

On April 28, 2013, the parties thereto further amended the Asset Purchase Agreement (“Amendment”), a copy of which is being filed as Exhibit 2.02 to this Current Report on Form 8-K.  The Amendment served as a revision and update in the ordinary course of certain schedules and closing conditions between the parties, but did not alter any of the financial terms of the transaction. The foregoing summary does not purport to describe all the terms of the Amendment and is qualified by reference to the complete text of the Amendment, which is being filed as Exhibit 2.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 2, 2013, the Company issued a press release announcing the closing of the sale of its U.S. and Canadian CheckView® business to an affiliate of Platinum Equity, a California-based private equity firm, as described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release issued on May 2, 2013 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference. This Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits
Exhibit No.	Description
2.01
Asset Purchase Agreement by and between Checkpoint Systems, Inc., and its affiliate Checkpoint Systems Canada, ULC (collectively, the "Sellers") and CheckView Intermediate Holding II Corporation, a Delaware corporation, and a Nova Scotia corporation (collectively, the “Buyer”), dated March 19, 2013

2.02
Amendment to Asset Purchase Agreement by and between Checkpoint Systems, Inc., and its affiliate Checkpoint Systems Canada, ULC (collectively, the "Sellers") and CheckView Intermediate Holding II Corporation, a Delaware corporation, and a Nova Scotia corporation (collectively, the “Buyer”), dated April 28, 2013

99.1	Press Release dated May 2, 2013 issued by Checkpoint Systems, Inc.
* All schedules and exhibits have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Dated: May 2, 2013	By:	/s/ Joseph G. Driscoll
Jospeh G. Driscoll Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
2.01
Asset Purchase Agreement by and between Checkpoint Systems, Inc., and its affiliate Checkpoint Systems Canada, ULC (collectively, the "Sellers") and CheckView Intermediate Holding II Corporation, a Delaware corporation, and a Nova Scotia corporation (collectively, the “Buyer”), dated March 19, 2013

2.02
Amendment to Asset Purchase Agreement by and between Checkpoint Systems, Inc., and its affiliate Checkpoint Systems Canada, ULC (collectively, the "Sellers") and CheckView Intermediate Holding II Corporation, a Delaware corporation, and a Nova Scotia corporation (collectively, the “Buyer”), dated April 28, 2013

99.1	Press Release dated May 2, 2013 issued by Checkpoint Systems, Inc.
* All schedules and exhibits have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the SEC upon its request.